Ohio National Fund, Inc.

Supplement dated September 13, 2019

to the Summary Prospectus dated May 1, 2019

ON Foreign Portfolio

The following supplements and amends the summary prospectus dated May 1, 2019, as previously supplemented:

This will serve as notice to shareholders that, effective November 22, 2019, the ON Foreign Portfolio (the “Portfolio”) will revise its 80% Policy. Accordingly, certain disclosures in the Fund’s Prospectus and Statement of Additional Information will be revised to reflect these changes as described below:

The Portfolio’s Non-Fundamental Investment Restrictions will be revised to no longer require that the Portfolio invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in foreign securities.

The Portfolio’s Non-Fundamental Investment Restrictions will be revised to reflect that, under normal circumstances, the Portfolio seeks to invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in non-U.S. equity securities and equity-like instruments of companies that are components of, or have characteristics similar to, the companies included in the MSCI EAFE Index (Net-USD) and derivatives that are tied economically to securities of the MSCI EAFE Index (Net-USD).

*        *         *

Please retain this supplement with your Prospectus for future reference.